UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-10560	74-2211011
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 24, 2008, Benchmark Electronics, Inc. issued a press release announcing results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On July 24, 2008, the Company issued a press release announcing results for the quarter ended June 30, 2008. Additional information concerning the Company’s future outlook was presented to investors during a conference call on July 24, 2008. During the conference call, a representative of the Company stated that because of fluctuating market conditions in the portion of the computing sector that Benchmark serves, the Company is not able to provide specific full year guidance at this time and it is not reaffirming the full year guidance provided in the Company’s earnings release for the quarter ended March 31, 2008. The Company’s guidance for the third quarter in the attached press release is based on its current expectations regarding the business environment of the markets that the Company serves, new program ramps and specific customer information regarding future revenues.

The Company expects revenues and diluted earnings per share, excluding amortization of intangibles and the impact of stock-based compensation expense, to grow sequentially in the fourth quarter of 2008 which will lead to modest earnings per share growth for the full year of 2008 compared to 2007.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 99.1   Press release dated July 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: July 24, 2008	By:	/s/ CARY T. FU
Cary T. Fu
Chief Executive Officer

EXHIBITS INDEX

Exhibit
Number	Description

Exhibit 99.1	Press release dated July 24, 2008